UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2019

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55800	81-3623646
(Commission File Number)	(IRS Employer Identification No.)

50 Battery Place, #7T, New York, New York10280
 (Address of principal executive offices) (Zip Code)

(212)-945-2080
(Registrant's telephone number, including area code)

___________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1-Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On August 8, 2019, the Company entered into a six-month services agreement with PCG Advisory, Inc. ("PCG") under which PCG will provide investor relations and capital market advisory services to the Company. In consideration therefor, the Company will pay PCG a monthly cash fee of $5,000 ($2,500 of which will be deferred until the Company raises at least $300,000 in a financing) and issued 50,000 shares of its common stock to PCG upon execution of the agreement. After the initial six-month term, the agreement will automatically renew on a month-to-month basis unless either party notifies the other of its desire to terminate the agreement or by the Company if PCG fails to comply with securities laws, makes an untrue statement of material facts or omits to state any material fact in connection with an investment in the Company or breaches a representation, warranty or covenant in the agreement.

The foregoing description of the service agreement is qualified in its entirety by reference to the full text of such service agreement, a copy of which is attached hereto as Exhibit 10.22 and is incorporated herein in its entirety by reference.

Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sale of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.  The issuance by the Company of the shares was made without registration under the Securities Act of 1933, as amended (the "Act") in reliance on the exemptions provided by Section 4(2) of the Act.

Section 8 – Other Events
Item 8.01 Other Events

On August 12, 2019, the Company issued a press release announcing the commencement of trading of its common stock on the OTCQB Venture Market on August 12, 2019, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

10.22	Service Agreement, dated August 8, 2019, between the Company and PCG Advisory, Inc.

99.1	Press Release, dated August 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRONS INC.

Date: August 12, 2019	By:	/s/Jonah Meer
Name: Jonah Meer
Title: Chief Executive Officer

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